SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

July 2, 2013 (June 26, 2013)

Date of Report (Date of earliest event reported)

INERGY, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	001-34664	43-1918951
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Two Brush Creek Boulevard, Suite 200

Kansas City, MO 64112

(Address of principal executive offices)

(Registrant’s telephone number, including area code) (816) 842-8181

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

a) Dismissal of Independent Registered Accounting Firm

In connection with the Transactions (as defined below), Deloitte & Touche LLP (“Deloitte”) was engaged to audit the financial statements as of and for the years ended December 31, 2012, 2011 and 2010 of Crestwood Gas Services GP LLC (“CMLP GP”). On June 26, 2013, the Audit Committee of the Board of Directors of Inergy GP, LLC (“NRGY GP”), the general partner of Inergy, L.P. (“Inergy”), dismissed Deloitte & Touche LLP (“Deloitte”) as the independent accountant of CMLP GP. Inergy is the sole member of CMLP GP. The dismissal is effective as of the date of the completion by Deloitte of the audit services described above and the filing of CMLP GP’s audited financial statements for the same periods with the Securities and Exchange Commission (the “Commission”). The Transactions were treated as a “reverse merger” for accounting purposes with CMLP GP as the accounting acquirer. The Commission has released guidance that unless the same accountant reported on the most recent financial statements of both the accounting acquirer and the legal successor, a reverse merger results in a change in accountants and the registrant must report the change within four business days of the date the successor accountant is appointed.

Upon issuance of the audit report on the financial statements of CMLP GP for the fiscal years ended December 31, 2012, 2011 and 2010, Inergy will file an amendment to this Current Report on Form 8-K to provide the additional disclosures required by Item 304(a) of Regulation S-K.

As previously disclosed, on May 5, 2013, (i) Inergy Holdings GP, LLC, a Delaware limited liability company (“IHGP”), entered into a Purchase and Sale Agreement (the “Purchase Agreement”), by and among Crestwood Holdings LLC (“CW Holdings”), Crestwood Gas Services Holdings LLC (“CGSH”), NRGP Limited Partner, LLC (“NRGP”), and IHGP; (ii) InergyInergy entered into a Contribution Agreement (the “Contribution Agreement”), by and among CW Holdings, CGSH, Inergy and NRGY GP; and (iii) Inergy entered into an Agreement and Plan of Merger, by and among CW Holdings, CMLP, CMLP GP, Inergy Midstream, L.P. (“NRGM”), NRGM GP, LLC, (“NRGM GP”), Inergy and Intrepid Merger Sub, LLC.

On June 19, 2013, the transactions contemplated by the Purchase Agreement closed and the transactions contemplated by the Contribution Agreement closed immediately thereafter. Pursuant to the Purchase Agreement, (i) IHGP sold to CW Holdings a 99% limited partnership interest and 100% general partner interest in Inergy Holdings, L.P. (“Inergy Holdings”), (ii) NRGP sold to CW Holdings a 1% limited partnership interest in Inergy Holdings and (iii) CW Holdings and CGSH paid to IHGP and NRGP a total of $80 million in cash (the “Purchase and Sale”). Pursuant to the Contribution Agreement, CGSH contributed 100% of the limited liability company interests of CMLP GP, which owns 100% of the incentive distribution rights and general partner units of CMLP, to Inergy in exchange for 35,103,113 common units of Inergy and 4,387,889 subordinated units of Inergy. Such contribution is referred to herein as the “Contribution” and together with the Purchase and Sale, the “Transactions.”

(b) Engagement of New Independent Registered Accounting Firm

On June 26, 2103, the Audit Committee of the Board of Directors of NRGY GP approved the engagement of Ernst & Young LLP (“E&Y”) as the principal accountant to audit Inergy’s financial statements as of and for the fiscal year ending December 31, 2013.

Upon issuance of the audit report by Deloitte on the financial statements of CMLP GP for the fiscal years ended December 31, 2012, 2011 and 2010, Inergy will file an amendment to this Current Report on Form 8-K to provide the additional disclosures required by Item 304(a)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INERGY, L.P.

	By:	INERGY GP, LLC,
Its General Partner

Date: July 2, 2013	By:	/s/ Laura L. Ozenberger
Laura L. Ozenberger Sr. Vice President -
General Counsel and Secretary

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